Retirement Benefit Plans - Weighted-Average Assumptions Used to Determine Net Periodic Benefit Cost (Detail)	12 Months Ended
	Jan. 31, 2013	Jan. 31, 2012	Jan. 31, 2011
Compensation And Retirement Disclosure [Abstract]
Discount rate	6.00%	6.00%	7.00%
Rate of increase in future compensation levels	3.00%	3.00%	3.00%
Expected long-term rate of return on assets	6.00%	7.00%	7.00%